SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 26, 2007

                                   XSUNX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

 Colorado                   000-29621                   84-1384159
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)

                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

     The Company entered into a Stock Option Agreement with the following people:

        Joseph Grimes
        Jeff Huitt
        Kurt Laetz
        Dr. John J. Moore
        Robert Wendt

     The Company also entered into an Employment Agreement with the following people:

        Joseph Grimes
        Jeff Huitt
        Kurt Laetz
        Robert Wendt

     The Company entered into a Consulting and Advisory  Agreement with Dr. John
J. Moore.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - none

        B.  Exhibits -  10.1  Stock Option Agreement (Joseph Grimes)
                        10.2  Stock Option Agreement (Jeff Huitt)
                        10.3  Stock Option Agreement (Kurt Laetz)
                        10.4  Stock Option Agreement (Dr. John J. Moore)
                        10.5  Stock Option Agreement (Robert Wendt)
                        10.6  Employment Agreement (Joseph Grimes)
                        10.7  Employment Agreement (Jeff Huitt)
                        10.8  Employment Agreement (Kurt Laetz)
                        10.9  Employment Agreement (Robert Wendt)
                        10.10 Consulting Agreement and Advisory Agreement
                              (Dr. John J. Moore)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 13, 2007

                                   XSUNX, INC.

                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO/President